SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) April 6, 1999


                             Pen Interconnect, Inc.
             (Exact Name of Registrant as Specified in its Charter)


          Utah                           1-14072                 87-0430260
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                            Identification Number)


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1601 Alton Parkway, Irvine, California                          92606
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number including Area Code:   (949) 261-3131


                 2351 South 2300 West, Salt Lake City, UT 84119
           (Registrant's Former Address, if Changed Since Last Report)



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Item 2.  Acquisition or Disposition of Assets

         The Company announced that it had terminated its previously announced merger agreement with Laminating Technologies, Inc.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS

         The Company's  press release dated April 6, 1999 is attached  hereto as
Exhibit 99.1




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       Pen Interconnect, Inc.


                                       By:   /s/ Stephen J. Fryer
                                          --------------------------
                                          Stephen J. Fryer
                                          President and Chief Operating Officer

Date: April 23, 1999

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                                                                   Exhibit 99.1
                                                          FOR IMMEDIATE RELEASE



Contact: Stephen Fryer, CEO.                Richard Carpenter or Jeff Lamberson
         Pen Interconnect, Inc.             American Financial Communication
         (949) 798-5800                     (916) 552-6532


PEN INTERCONNECT AND LTI TERMINATE MERGER AGREEMENT

IRVINE, CA (April 6, 1999) PEN INTERCONNECT, INC. (OTC BB: PENC) and Laminating Technologies, INC. (OTC BB: LAMT) announced today that they have terminated their pending merger. Pen's CEO Steve Fryer stated, "Both companies worked hard to complete this merger, but market conditions changed causing this mutual termination agreement. Meanwhile, Pen continues to implement its plan to focus on its core competencies to grow its contract manufacturing business and to enhance its profit potential."

Pen Interconnect, Inc. provides the total manufacturing solution including circuit design, board design from schematic, mechanical and product design, prototype assembly, volume board assembly, system services and end-user distribution. Pen Interconnect, Inc. has support manufacturing facilities in California, Utah and China. For information the Company's product data, visit their web site at http://www.pen-interconnect.com.

The statements contained in this news release that are not purely historical are forward- looking statements that may involve risks and uncertainties. The Company's actual results may differ significantly from the results contained in the forward-looking statements. Factors that might cause such differences include, but are not limited to, the effect of losses and other factors on the Company's credit facilities, business and results of operations; the Company's limited capital resources and its ability to fulfill its existing obligations and ongoing capital needs; risks associated with excess or obsolete inventory; the potential impairment of assets; the Company's dependence on key customers and their financial viability; the impact of competition; and the Company's abilities to effectively manage growth. These and other risk factors are discussed in the Company's filings on Form 8-K, S-3, 10-QSB and 10-KSB.